American Century Capital Portfolios, Inc. Prospectus Supplement Large Company Value Fund
Supplement dated November 1, 2012 ▪ Prospectus dated August 1, 2012

The following replaces the footnote to the Average Annual Total Returns table on page 4 of the prospectus.

1	Prior to December 3, 2007, this class was referred to as the Advisor Class and did not have a front-end sales charge. Performance has been restated to reflect this charge.

The following replaces footnote 3 to the Financial Highlights table in the prospectus.

3	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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